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                           Tele-Communications, Inc.
                                5619 DTC Parkway
                           Englewood, Colorado  80111


                                 April 25, 1995




NEXTEL Communications, Inc.
201 Route 17 North
Rutherford, New Jersey  07070

Attention:  President
            (Fax No.:  (201) 438-5540)



                   Re:  American Mobile Systems Incorporated



Gentlemen:


               As a condition to negotiating and entering into that certain Agreement and Plan of Merger, dated as of April 25, 1995 (the " Merger Agreement"), by and among NEXTEL Communications, Inc. ("Nextel") a Delaware corporation, Mobile Communications of Florida, Inc., a Delaware corporation and a wholly-owned subsidiary of Nextel, and American Mobile Systems Incorporated (the "Company"), a Delaware corporation, and to consummate the Merger (as defined in the Merger Agreement), you have requested that the undersigned, which beneficially owns 2,668,734 shares (the "Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), agree with you to take certain actions described herein in support of the Merger, and the undersigned hereby agrees, as follows:

               As used herein, the term "Shares" also shall mean and include both the Shares (as defined above) and all other shares of Common Stock as to which the undersigned (at any time prior to the termination of this letter agreement) is the beneficial owner and all securities issued or exchanged with respect to any such Shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in the Company's capital structure (other than pursuant to the Merger). The undersigned owns the Shares free of any restriction on voting and has the right to vote the same free of any encumbrance (other than any general fiduciary obligation imposed by law).





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               1.  The undersigned hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by the undersigned and agrees that, except as otherwise consented to in writing by you, the undersigned will not grant or give any other proxies or voting instructions with respect to the Shares, enter into any voting trust or other arrangement or agreement with respect to the voting of the Shares, or agree, in any manner, to vote the Shares for or against any proposal submitted to the stockholders of the Company except in furtherance of the purposes set forth in paragraph 2 hereof.

               2.  (a)  The undersigned agrees:

                        (i) to vote the Shares, to the extent entitled to vote, (y) in favor of the approval of the Merger Agreement and the Merger and (z) with respect to all other proposals submitted to the stockholders of the Company which, directly or indirectly, in any way relate to or affect the Merger, in such manner as you may direct; and

                        (ii) not to solicit, encourage or recommend to other stockholders of the Company that (w) they vote their shares of Common Stock or any other securities of the Company in any contrary manner, (x) they abstain from voting, or otherwise fail to vote, their shares at all, (y) they sell, transfer, tender or otherwise dispose of their shares or (z) they attempt to exercise any statutory appraisal or other similar rights they may have.

Unless otherwise instructed in writing by you, the undersigned will vote the Shares (x) against any and all transactions (each a "Competing Transaction") of any kind (including, without limitation, a merger, consolidation, share exchange, reclassification, reorganization, recapitalization, sale or encumbrance of any of the assets of the Company or sale by the Company or any stockholders of the Company of any shares of its capital stock) proposed by any person in lieu of or in opposition to the Merger, other than any Competing Transaction proposed by you or any of your controlled affiliates or to which either you or any such controlled affiliate is a party and which Competing Transaction is approved by the Board of Directors of the Company (such a transaction, a "Qualifying Transaction") and (y) in favor of any such Qualifying Transaction.

                        (b) Except with your prior written consent, the undersigned shall not, and shall not permit any officer, director or attorney, accountant, investment banker or other agent of the undersigned to, initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

               3. In furtherance of the foregoing, the undersigned is granting to you or to your designee(s) an irrevocable proxy (which may be in the form annexed or such other form consistent with the





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terms hereof and thereof as you specify) to vote the Shares, to the extent such
Shares are entitled to vote, and hereby specifically agrees not to revoke such proxies granted under any circumstances:

                        (i) at any and all meetings of stockholders of the Company, notice of which meetings are given prior to the due and proper termination of this letter agreement, with respect to matters presented to the Company's stockholders for vote which, directly or indirectly, in any way relate to or affect (x) the Merger or the Merger Agreement or the approval of any thereof (including, without limitation, such matters which nominally concern proposed amendments of the certificate of incorporation or the bylaws of the Company, but which may relate to or have any effect on the Merger or the Merger Agreement or the approval of any thereof); and (y) any Competing Transaction; or

                        (ii) with respect to action to be taken by written consent of the stockholders of the Company which, directly or indirectly, in any way relates to or affects any of the foregoing, and which consent is solicited prior to the due and proper termination of this letter agreement.

               4. The undersigned further agrees that except pursuant to the Merger or a Qualifying Transaction, the undersigned will not, and will not agree to, sell, assign or transfer, or issue an option or call in respect to, any of the Shares, or sell short ("against the box" or otherwise) any Shares during the term of this agreement. Notwithstanding the foregoing, the undersigned may transfer or sell the Shares if the beneficial ownership of the Shares by the undersigned would adversely affect its ability, or the ability of any entity in which it is an investor, to bid for and obtain any personal services communications license to be auctioned by the FCC commencing in December 1994 (a "Permitted Transfer"). Prior to effecting a Permitted Transfer, the undersigned shall first offer the Shares to you in a writing setting forth the same terms and conditions as the undersigned intends to offer such shares to any proposed buyer (the "First Offer") and, if you decline to accept such First Offer within 10 days of your receipt of the writing setting forth such First Offer, use its commercially reasonable efforts to cause the buyer of the Shares to acquire the Shares only upon assuming the undersigned's obligations with respect to such Shares under this letter agreement and to execute an irrevocable proxy to you substantially similar to the irrevocable proxy delivered to you by the undersigned pursuant to this letter agreement. Subject to the immediately preceding sentence, the undersigned acknowledges that it shall have a period of 25 days subsequent to the date of your receipt of the writing setting forth the First Offer to reach a binding written agreement with a proposed buyer setting forth all of the terms and conditions applicable to any contemplated purchase of the Shares by such proposed buyer. If such terms and conditions are, in any material respects, more favorable to the proposed buyer than the terms and conditions of the relevant First Offer given to you, or if such





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written agreement is not entered into within such 25 day period, the undersigned will not effect any Permitted Transfer of the Shares without first again complying with the First Offer process set forth above.

               5. Any transfer or other distribution by the undersigned of some or all of the Shares to some or all of its controlled affiliates prior to consummation of the Merger shall require your prior written consent, which you agree not to withhold unreasonably; provided that each transferee provides you, if you so request, with a letter agreement and irrevocable proxies substantially similar to this letter agreement and the attached proxies and otherwise in form and substance reasonably satisfactory to you, and with such other assurances as you may reasonably require.

               6. The provisions of this agreement are severable and, if any thereof are invalid or unenforceable in any jurisdiction, the same and the other provisions hereof shall not be rendered otherwise invalid or unenforceable.

               7. The parties hereto acknowledge and agree that all obligations of the undersigned hereunder shall be subject to applicable law and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty the undersigned or any of its affiliates may have as a member of the Board of Directors or executive officer of the Company; provided that no such duty shall excuse the undersigned from its obligation as a stockholder of the Company to vote the Shares, to the extent that they may be so voted, as herein provided and to otherwise comply with the terms and conditions of this Agreement.

               8. (a) This agreement shall terminate upon the earliest to occur of (i) the consummation of the Merger, (ii) the termination of the Merger Agreement pursuant to Section 11.1 thereof, (iii) the consummation of any Qualifying Transaction; and (iv) one year after the date hereof;

                        (b) No amendment of the Merger Agreement to provide for a Qualifying Transaction shall affect the obligations of the undersigned under this letter agreement.

                        (c) The provisions of this letter agreement shall be binding upon and inure to the benefit of each of you and the undersigned and your and its respective successors and assigns.

               9. This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. Each of the parties to this letter agreement hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the courts of the State of Delaware for any proceeding arising in connection with this letter agreement (and each such party agrees not to commence any such proceeding,





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except in such courts), (b) to the extent such party is not a resident of the
State of Delaware, agrees to appoint an agent in the State of Delaware as such party's agent for acceptance of legal process in any such proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, and to notify promptly each other party hereto of the name and address of such agent, (c) waives any objection to the laying of venue of any such proceeding in the courts of the State of Delaware, and (d) waives, and agrees not to plead or to make, any claim that any such proceeding brought in any court of the State of Delaware has been brought in an improper or otherwise inconvenient forum.

               10. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, or when sent, if sent by telegram, telex or telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to each of you and to the undersigned, to the attention of the President of such party, at the address or facsimile number specified on the first page hereof.

               If this letter accurately sets forth our understanding and agreement with respect to the foregoing matters, please so confirm by signing the enclosed copy of this letter at the places set forth below and returning it to us.

                                        Very truly yours,

                                        TELE-COMMUNICATIONS, INC.



                                        By:    /s/ Stephen M. Brett
                                               -------------------------
                                        Name:  Stephen M. Brett
                                               -------------------------
                                        Title: Executive Vice President
                                               -------------------------



Confirmed and Agreed:

NEXTEL COMMUNICATIONS, INC.


By:     /s/ Brian D. McAuley
        ---------------------------
Name:   Brian D. McAuley
        ---------------------------
Title:  President
        ---------------------------
Date:   April 25, 1995
        ---------------------------